 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2013

ZBB Energy Corporation
      (Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:          (262) 253-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	7.01. Regulation FD Disclosure.

On April 17, 2013, ZBB Energy Corporation issued a press release reporting that Export-Import Bank of the United States (Ex-Im Bank), will guarantee working capital loans to be made by InvestorsBank, Waukesha, Wisconsin to finance the export of ZBB’s energy power control and storage systems.

A copy of the press release is filed as Exhibit 99 to this Current Report and is incorporated herein by reference.

Item	9.01. Financial Statements and Exhibits.

 Exhibits

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: April 17, 2013	By: /s/ Eric C. Apfelbach
Name: Eric C. Apfelbach
Title: President and CEO

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press release, dated April 17, 2013, issued by ZBB Energy Corporation, furnished herewith